Commitments (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Description on royalty	Under the Innovation Law the rate of royalties varies between 3% to 5% computed based on the revenues from the products that their development was also funded by grants from the IIA. In addition, revenues from certain milestone under the LB license, development and commercialization agreement were subject to royalties rate of 24.8%. Such commitment is up to the amount of grants received (dollar linked), plus interest at annual rate based on LIBOR.
Royalty expense	$ 468	$ 795	$ 43
Maximum total royalty amount	$ 7,328